UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

December 29, 2004

(Date of earliest event reported)

IMMUCELL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-15507	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

56 Evergreen Drive

Portland, ME 04103

(Address of principal executive offices and zip code)

(207) 878-2770

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective January 1, 2005, the Company entered into an amended employment agreement with Joseph H. Crabb. Dr. Crabb will continue to serve the Company as its vice president and chief scientific officer and continues to serve on the Company’s Board of Directors.

During the one year term ending December 31, 2005, Dr. Crabb’s time commitment to the duties of his job are reduced from full-time to half-time. His annual compensation is being reduced to $87,691.

ITEM	9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

10.1	Employment Agreement between the Registrant and Joseph H. Crabb, effective January 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2005	IMMUCELL CORPORATION

	By:	/s/ Michael F. Brigham
Michael F. Brigham
President and Chief Executive Officer